                                                                   Exhibit 10.16

                      PARTIAL LEASE TERMINATION AGREEMENT
                            AND AMENDMENT TO LEASE

     This Partial Lease Termination Agreement and Amendment to Lease (this "Agreement") is hereby entered into as of the 28th day of February, 1999 (the "Early Termination Date") by and between W9/TIB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o Archon Group, L.P., 1275 K Street, N.W., Suite 900, Washington, D.C. 20005 ("Landlord"), and CREATIVE BIOMOLECULES, INC., a Delaware corporation having an address at 35 South Street, Hopkinton, Massachusetts 01748 ("Tenant").

     WHEREAS, WRC Properties, Inc. (the "Original Landlord"), as lessor, and Tenant, as lessee, entered into that certain Standard Form Industrial Lease dated October 24, 1988 (the "Original Lease"), by which the Original Landlord leased to Tenant a portion of the building (the "Building") located at and numbered 35 South Street, Hopkinton, Massachusetts 01748 consisting of approximately 33,098 square feet of floor area on the first floor of the Building (the "Original Premises"), as more particularly described in Article 1 of and Exhibit A attached to the Original Lease.

      WHEREAS, the Original Landlord and Tenant entered into that certain
Lease Amendment dated September 17, 1991 (the "First Amendment"), by which the Original Landlord and Tenant agreed, among other things, to extend the term of the Original Lease so as to expire on August 31, 1994 and by which the Original Landlord agreed to lease to Tenant and Tenant agreed to lease from the Original Landlord an additional 5,970 square feet of floor area on the first floor of the Building (the "First Amendment Premises").

     WHEREAS, the Original Landlord and Tenant entered into that certain Second Amendment dated January 28, 1994 (the "Second Amendment"), by which the Original Landlord and Tenant agreed, among other things, to extend the term of the Original Lease as amended by the First Amendment so as to expire on June 30, 1995 and by which the Original Landlord agreed to lease to Tenant and Tenant agreed to lease from the Original Landlord an additional 15,135 square feet of floor area on the first floor of the Building (the "Second Amendment Premises").

     WHEREAS, the Original Landlord and Tenant entered into that certain Third Amendment dated September 20, 1994 (the "Third Amendment"), by which the Original Landlord and Tenant agreed, among other things, to extend the term of the Original Lease as amended by the First Amendment and the Second Amendment so as to expire on June 30, 1998.

    WHEREAS, the Original Landlord and Tenant entered into that certain Fourth Amendment dated April 10, 1994 (the "Fourth Amendment"), by which the Original Landlord and Tenant agreed, among other things, to extend the term of the Original Lease as amended by the First Amendment, the Second Amendment and the Third Amendment so as to expire on June 30, 2001.

     WHEREAS, the Original Premises, the First Amendment Premises and the Second Amendment Premises are herein referred to collectively as the "Premises".

     WHEREAS, the Premises consists of approximately 54,203 rentable square feet of floor area.

     WHEREAS, the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is hereinafter referred to as the "Lease".

     WHEREAS, the current term of the Lease expires on June 30, 2001.

     WHEREAS, Landlord has succeeded to the interest of the Original Landlord as owner of the Building and the land upon which it is located and as lessor under the Lease.

     WHEREAS, Landlord and Tenant have agreed to early termination of the Lease with respect to a portion of the Premises consisting of approximately 33,000 rentable square feet of floor area on the first floor of the Building as shown on Exhibit A attached hereto and incorporated herein by this reference (the "Terminated Premises") and have agreed to otherwise amend the Lease pursuant to the terms and provisions of this Agreement.

     WHEREAS, simultaneously with the execution and delivery of this Agreement, Landlord, as lessor, and Stryker Corporation, a Michigan corporation ("Stryker"), as lessee, have entered into that certain lease (the "Stryker Lease") dated as of the date hereof, by which Landlord has leased to Stryker the Terminated Premises.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the lease, Landlord and Tenant hereby agree as follows:

     1. Notwithstanding anything in the Lease to the contrary, the term of the Lease with respect to the Terminated Premises only shall expire on the Early Termination Date, subject, however, to Tenant's obligation pursuant to the terms and provisions of the Lease to pay base rent, Lessee's Pro Rata Share of real estate taxes, Lessee's Pro Rata Share of operating expenses and Lessee's Pro Rata Share of insurance expenses, each with respect to the Terminated Premises for the period on and prior to the Early Termination Date, which obligation shall survive the expiration of the term of the lease with respect to the Terminated Premises. Therefore, commencing with the first day following the Early Termination Date through the expiration or earlier termination of the term of the Lease, the premises leased by Tenant under the lease as modified by this Agreement shall be a portion of the first floor of the Building consisting of approximately 21,203 rentable square feet of floor area as shown on Exhibit B attached hereto and incorporated herein by this reference (the "Retained Premises").

     2. On or prior to the Early Termination Date, Tenant shall deliver to Landlord the Terminated Premises and surrender the same in their "as is" condition as of the date hereof except with all of Tenant's equipment, trade fixtures and other personal property removed therefrom.

     3. Effective as of the first day after the Early Termination Date through the end of the term of the Lease, the base rent shall be $127,218.00 per year, payable in equal monthly installments of $10,601.50 (prorated for the month in which the Early Termination Date occurs if the Early Termination Date is not the first day of such month).

     4. Effective as of the first day after the Early Termination Date through the end of the term of the Lease, "Lessee's Pro Rata Share" (as defined in Article I and Article XX of the Lease) shall be changed from "78.65%" to "30.73%".

     5.   Effective from and after the first day following the Early
Termination Date, any references in the Lease to the Terminated Premises shall be deleted in their entirety such that (i) except with respect to such obligations which are attributable to periods on or prior to the Early Termination Date, Landlord shall have no further obligations to Tenant with respect to the Terminated Premises after the Early Termination Date, and (ii) except as otherwise expressly provided in paragraph 1 of this Agreement and except with respect to such obligations which are attributable to periods on or prior to the Early Termination Date, Tenant shall have no further obligations to Landlord with respect to the Terminated Premises after the Early Termination Date.

     6. Paragraph 3 of the Fourth Amendment is hereby deleted in its entirety. Landlord and Tenant acknowledge and agree that, notwithstanding anything in the Lease to the contrary, Tenant shall have no right to extend the term of the Lease beyond June 30, 2001.

     7. Paragraph 4 of the Fourth Amendment is hereby deleted in its entirety. Landlord and Tenant acknowledge and agree that, notwithstanding anything in the Lease to the contrary, Tenant shall have no rights to expand its leased premises and no rights of first offer or first refusal with respect to other space in the Building.

     8. Pursuant to Article XXI of the Lease, Tenant has deposited with Landlord a security deposit in the amount $18,479.72 (the "Security Deposit"). Within thirty (30) days after the Early Termination Date, Landlord shall return to Tenant a portion of the Security Deposit in the amount of $11,250.87, such that, on and after the return of such amount of $11,250.87, the amount of the Security Deposit being held by Landlord will be $7,228.85.

     9. Pursuant to Article XVIII of the Lease, any notice from Tenant to Landlord required or permitted under the Lease or this Agreement shall be addressed to Landlord as follows:

          "W9/TIB Real Estate Limited Partnership
          c/o Archon Group, L.P.
          K Street, N.S., Suite 900
          Washington, D.C. 20005"

     10. Pursuant to Article XVIII of the Lease, any notice from Landlord to Tenant required or permitted under the Lease or this Agreement shall be addressed to Tenant as follows:

                "Creative Biomolecules, Inc.
                101 Huntington Avenue
                Boston, Massachusetts 02199
                Attention: Cheryl K. Lawton, Esquire"

        11. Notwithstanding anything in the Lease or this Agreement to the contrary, Tenant shall have (i) the right to sublease and/or permit occupancy of all or any part of the Retained Premises to Stryker or any Affiliate of Stryker at any time and from time to time for such periods as Tenant may deem appropriate and/or (ii) the right to permit Stryker or any Affiliate of Stryker to access such areas within the Retained Premises as Tenant may deem appropriate. The foregoing rights of Tenant shall only be effective during such times as Stryker or any Affiliate of Stryker is occupying all or any material portion (i.e., ten percent (10%) or more) of the Terminated Premises pursuant to
         ----
the Stryker Lease. As used herein, the phrase "any Affiliate of Stryker" shall mean any entity which, directly or indirectly, controls, is controlled by or is under common control with Stryker.


        12. Notwithstanding anything in the Lease or this Agreement to the contrary, Tenant agrees that (i) there shall not be more than 79 Occupants (as defined in Article XXV of the Lease) of the Retained Premises at any time and
(ii) discharges from the Retained Premises into the sewer system (as defined in Article XXV of the Lease) shall not exceed 1,182 gallons per day.

        13. Submission of the Agreement for examination or signature by Tenant does not constitute a binding agreement, and this Agreement shall not be effective unless and until execution and delivery thereof by both Landlord and Tenant.

        14. In all other respects, Landlord and Tenant hereby reaffirm all of the covenants, agreements, terms, conditions and other provisions of the Lease except as modified hereby, and the Lease is hereby incorporated in full herein by this reference. The terms and provisions of this Agreement shall be effective as of the date first above written, except may otherwise be expressly provided herein.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Partial Lease Termination Agreement and Amendment to Lease as a sealed instrument as of the date first above written.

                                  LANDLORD:

                                  W9/TIB REAL ESTATE LIMITED
                                  PARTNERSHIP

                                  By:  W9/TIB GEN-PAR INC., its General
                                       Partner

                                       By: /s/ Stephen M. Abelman
                                          -------------------------------
                                       Name: Stephen M. Abelman
                                            -----------------------------
                                       Title: Assistant Vice President
                                             ----------------------------

                                  TENANT:

                                  CREATIVE BIOMOLECULES, INC.

                                  By: /s/ Cheryl K. Lawton
                                     -------------------------------
                                  Name: Cheryl K. Lawton
                                       -----------------------------
                                  Title: General Counsel and Vice
                                         President Administration
                                        ----------------------------

                                   EXHIBIT A
                                   ---------

                     PLAN SHOWING THE TERMINATED PREMISES
                     ------------------------------------


                       [Floor plan graphic appears here]

                                   EXHIBIT B

                      PLAN SHOWING THE RETAINED PREMISES
                      ----------------------------------

                        [Floor plan graphic shown here]